Mercantile®
Bank Corporation

CONFERENCE CALL AND WEBCAST PRESENTATION

THIRD QUARTER 2021

Forward-Looking Statements

Mercantile Bank Corporation

This news release contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates; significant declines in the value of commercial real estate; market volatility; demand for products and services; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; our participation in the Paycheck Protection Program administered by the Small Business Administration; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the method of determining Libor and the phase-out of Libor; changes in the national and local economies, including the ongoing disruption to financial market and other economic activity caused by the COVID-19 pandemic; and other factors, including those expressed as risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

A Commitment to Excellence

As of September 30, 2021

Mercantile Bank Corporation

NASDAQ
MBWM

$540M
MARKET CAP

$4.96B
TOTAL ASSETS

$3.28B
NET LOANS

$3.87B
TOTAL DEPOSITS

Performance Highlights

- Net income of $47.4M YTD up 57.6% from prior year period
- Total revenue of $135.1 million YTD benefitted from increased NII and strong noninterest income growth
  - Noninterest income, driven by robust mortgage banking activities and significant swap fee income, makes up nearly a third of revenue
  - YTD revenue growth of 11.4% outpaces noninterest expense growth of 6.8%
- Efficiency ratio of 57.4% for YTD improved from 59.9% during the prior year period
- Net commercial loans (excluding PPP loans) grew an annualized 16% during the first nine months of 2021
  - Core commercial loans up an annualized 25% in 3Q 2021, driven by C&I
- Strong local deposit growth supporting continued funding cost reduction

Performance built on a culture dedicated to mutually beneficial relationships with customers and communities, cultivated and executed by a talented and experienced staff.

Mercantile Bank Markets

Mercantile Bank Corporation

Michigan's Community Bank®

- HQ: Grand Rapids
- Michigan's third largest bank*
- Top 10 deposit market share in Michigan*
- 44 banking locations
- Expanded into Ohio with mortgage loan office (MLO) in 4Q 2020

- Alma Market (6 Locations)
- Cadillac Market (2 Locations)
- Grand Rapids Market (11 Locations)
- Kalamazoo Market (4 Locations)
- Lansing Market (2 Locations)
- Mt. Pleasant Market (11 Locations)
- Ohio Market (1 Location)
- Petoskey Market (1 Location)
- Troy Market (1 Location)
- West Branch Market (5 Locations)


Petoskey
Fairview
St. Helen
Rose City
West Branch
Cadillac
Clare
Midland
Remus
Canadian Lakes
Mt. Pleasant
Shepherd
Lakeview
Vestaburg
Merrill
Howard City
Alma
Ithaca
St. Charles
Belding
Ionia
St. Johns
Grand Rapids
Lowell
Holland
Lansing
Troy
Kalamazoo
Paw Paw
Portage
Mortgage loan office opened in Cincinnati, OH during the fourth quarter of 2020.

*Based on latest FDIC Summary of Deposit data.

Strategic Initiatives

Mercantile Bank Corporation

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services
- Cultivate new market growth utilizing knowledgeable staff along with digital products and services
  - Southeast, MI
  - Midland, MI
  - Petoskey, MI
  - Cincinnati, OH
- Capitalize on merger disruptions
- Solidify new relationships built through the PPP

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services

PEOPLE & CULTURE

- Recruit and retain top talent
- Develop emerging leaders
- Expand Diversity, Equity & Inclusion initiatives
- Formalize and communicate all Environmental, Social and Governance (ESG) efforts
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Support customers during times of economic uncertainty
- Optimize "work from home / work from office" framework
- Evolve branches into relationship centers
- Ensure financial strength and resiliency
- Maintain robust asset, transaction and risk analysis processes

Forward Progress

Mercantile Bank Corporation

DIVERSITY, EQUITY & INCLUSION

- Providing access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Active Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Ensure comprehensive DEI Policy and Supplier Diversity Program.

CORPORATE SOCIAL RESPONSIBILITY

- Promote energy efficiencies in all Bank locations.
- Dedicated 249 hours to HR HireReach program, a West Michigan initiative which uses an evidence-based selection process to make better hiring decisions.
- Provide ongoing support of commercial customers through the Payment Protection Program (PPP).
- Provided over $150 million in community development lending and over $670,000 in grants toward affordable housing, home improvements and down payment assistance in 2020.
- Donations of over $812,000 in support of non-profit organizations within our communities in 2020.

ENVIRONMENTAL, SOCIAL & GOVERNANCE

- Formation of an ESG Committee and issuance of the Bank's first Corporate Social Responsibility Report.
- Branch merger and optimization with more effective facilities in the same markets and the opening of locations in new markets.
- Continued development of strong community partnerships and volunteer involvement.
- Rated as Outstanding by the FDIC in our Community Reinvestment Act (CRA) examinations for the last four consecutive exam cycles covering a twelve-year period.
- Ongoing risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.

Diversified Revenue

Mercantile Bank Corporation

Diversified and Growing Noninterest Income Streams

- Noninterest income made up 32% of revenue for the first nine months of 2021, up from 25% in the prior year period
- Mortgage banking revenue remains the primary driver of strong noninterest income
- Well-positioned to capture greater share of mortgage banking market
- Interest rate swap program introduced in 4Q20 has generated revenue of $6.1M YTD

Continued Solid Net Interest Income Generation

- Net interest income of $91.5M YTD



Total Revenue
11%
YTD Revenue Growth Over 2020 Period
$135.1M
$121.2M
$120
$100
$80
$60
$40
$20
$0
Millions
YTD 9/30/21
YTD 9/30/20
Net interest income
Service charges
Mortgage income
Credit and debit
All other
Swaps

Noninterest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison

Mercantile Bank Corporation

Robust mortgage volume led by purchase activity, supported by continued strong refinance activity.



2021 Volume
2020 Volume
2021 Units
2020 Units
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Volume
600
500
400
300
200
100
0
Units
January
February
March
April
May
June
July
August
September
October
November
December

Noninterest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison

Mercantile Bank Corporation

Well-positioned to capture market share with proven record of fast and effective processing and strategic hires of seasoned lenders across Mercantile's markets.



2021 Apps
2020 Apps
APPLICATIONS
1200
1000
800
600
400
200
0
January
February
March
April
May
June
July
August
September
October
November
December

Product Offerings

Mercantile Bank Corporation

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Collection	✓				
Bill Payment & ACH	✓	✓	✓	✓	✓
Cash Management	✓	✓	✓	✓	✓
Credit Card Rewards	✓	✓	✓	✓	✓
Health Savings Account	✓	✓	✓	✓	✓
In-House Payroll Services & Human Capital Management Solutions	✓				
Integrated Payables	✓	✓	✓	✓	✓
Integrated Receivables	✓	✓	✓	✓	✓
Merchant Services	✓	✓	✓	✓	✓
Personal Finance Management (Within Online & Mobile Banking)	✓	✓			✓
Remote Deposit Capture	✓	✓	✓	✓	✓

Strong Credit Administration

Mercantile Bank Corporation

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength during times of economic weakness. The maintenance of strong credit underwriting and administration practices has been an integral part of that work. Loan portfolio metrics have remained very strong over the past several years, including during disruptions caused by the COVID-19 Pandemic, reflecting the solid performance of the Bank's customers.

Core Commercial Loan Growth *(dollars in millions)*

Mercantile Bank Corporation

Five Quarter Trend

	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20
Core Commercial Loans	$ 2,727	$ 2,564	$ 2,513	$ 2,429	$ 2,383
PPP Loans	$ 116	$ 246	$ 455	$ 365	$ 555
Total Commercial Loans	$ 2,843	$ 2,810	$ 2,968	$ 2,794	$ 2,938

25% Annualized Core Loan Growth in 3Q 2021

Five Year Trend

	9/30/21	12/31/20	12/31/19	12/31/18	12/31/17
Core Commercial Loans	$ 2,727	$ 2,429	$ 2,442	$ 2,360	$ 2,204
PPP Loans	$ 116	$ 365	$ -	$ -	$ -
Total Commercial Loans	$ 2,843	$ 2,794	$ 2,442	$ 2,360	$ 2,204

Commercial Loan Portfolio Composition

Mercantile Bank Corporation


7%
35%
37%
20%
1%
Loan Type*
Commercial & Industrial
Commercial Vacant Land
Land Development
& Residential Construction
Commercial Real Estate
- Owner Occupied
Commercial Real Estate
- Non-Owner Occupied
Commercial Real Estate
- Multi-Family & Residential Rental

*As of September 30, 2021. Excludes PPP Loans.

Commercial Credit Exposure

Mercantile Bank Corporation

Credit risk profile by internal credit risk grades*

Internal Credit Risk Grade Groupings	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$590,700,000	$23,300,000	$324,000,000	$450,700,000	$104,500,000
Grades 5-7	$364,500,000	$15,000,000	$212,800,000	$534,200,000	$74,400,000
Grades 8-9	$3,500,000	$100,000	$15,000,000	$13,800,000	$200,000
Total Commercial	$958,700,000	$38,400,000	$551,800,000	$998,700,000	$179,100,000
% of Total Commercial Loans as of September 30, 2021	35%	1%	20%	37%	7%

*Excludes PPP Loans.

Past Due Loans*

Mercantile Bank Corporation

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial:								
Commercial & Industrial	$	0	0	100,000	100,000	1,074,300,000	1,074,400,000	0
Vacant Land, Land Development, Residential Construction	$	0	0	0	0	38,400,000	38,400,000	0
Real Estate – Owner Occupied	$	0	0	0	0	551,800,000	551,800,000	0
Real Estate – Non-Owner Occupied	$	0	0	0	0	998,700,000	998,700,000	0
Real Estate – Multi-Family & Residential Rental	$	0	0	0	0	179,100,000	179,100,000	0
Total Commercial	$	0	0	100,000	100,000	2,842,300,000	2,842,400,000	0
Retail:								
Home Equity & Other	$	100,000	0	0	100,000	59,600,000	59,700,000	0
1 – 4 Family Mortgages	$	300,000	400,000	200,000	900,000	410,700,000	411,600,000	0
Total Retail	$	400,000	400,000	200,000	1,000,000	470,300,000	471,300,000	0
Total Past Due Loans	$	400,000	400,000	300,000	1,100,000	3,312,600,000	3,313,700,000	0

** As of September 30, 2021. Excludes current non-accrual loans.*

Past Due Loans

Mercantile Bank Corporation



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
30-89 Days
90 Days & Over
Total
Over 89 Days & Accruing
9/30/21
6/30/21
3/31/21
12/31/20
9/30/20
6/30/20
3/31/20
12/31/19

Managing Abundant Deposits & Liquidity

Mercantile Bank Corporation

Total Deposits of $3.87B*

- Continue to attract local deposits, supporting improved funding costs
- Loan to deposit ratio of 85.6%
- Noninterest bearing deposits have grown to 43% of total deposits
  - YTD noninterest-bearing deposit growth of 15% has outpaced interest-bearing deposit growth

As of September 30, 2021.



Total Deposits
13%
YTD Deposit Growth
$3.87B
$3.41B
$2.69B
$2.46B
$2.52B
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Billions
9/30/2021
12/31/2020
12/31/2019
12/31/2018
12/31/2017
Interest-bearing deposits
Noninterest-bearing deposits

Mercantile®
Bank Corporation

THANK YOU FOR YOUR INTEREST IN OUR COMPANY

NASDAQ Global Select Market Symbol: MBWM

310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com

Mercantile®
Bank Corporation

APPENDIX

COVID-19 Activities & Timeline

Mercantile Bank Corporation

JANUARY 2020
- Monitoring initial reports of COVID-19

FEBRUARY 2020
- Pandemic plan activated to ensure the health and safety of our employees and customers

MARCH 2020
- Branches open by appointment only (3/18)
- Commencement of Mercantile's payment relief assistance programs for commercial and retail loan customers (3/18)
- 75-80% of staff working remotely from home (3/23)
- All lobbies closed (3/25)
- CARES Act signed into law (3/27)

APRIL & MAY 2020
- Significant portion of staff fully immersed in PPP processing and submission
- PPP applications approved by SBA and funded
- PPP focus now shifts to the planning and implementation of the forgiveness phase
- Planning for the State's re-opening

JUNE 2020
- Phased return of employees to the workplace
- Re-opening of lobbies by appointment only (6/1)
- Lobbies re-opened to customers (6/26)

AUGUST 2020
- PPP forgiveness submissions begin (8/31)

SEPTEMBER 2020
- 25% reduction of in-person employee attendance in densely occupied offices

NOVEMBER 2020
- All lobbies closed
- 75-80% of staff working remotely from home

JANUARY 2021
- Preparations begin for a new round of PPP funding

FEBRUARY 2021
- Phased reopening of lobbies (2/1)
- 25% of staff returned to in-office work (2/16)

MARCH 2021
- 50% of staff returned to in-office work (3/1)
- Reduced staff working in offices to 25% in response to the latest surge (3/30)

APRIL 2021
- While branches remain open, moved to 100% remote for all other departments (4/12)

JUNE 2021
- With COVID metrics improving & vaccines widely available, staff returned to 50% in-office work (6/1)

JULY 2021
- Staff returned to 100% in-office work (7/6)

Paycheck Protection Program (PPP)

Mercantile Bank Corporation

(As of 9/30/21)	ORIGINAL		FORGIVEN		REMAINING	
LOAN BALANCE SEGMENT	#	$	#	$	#	$
PPP Round One	2,171	$553,100,000	(2,149)	($550,000,000)	22	$3,100,000
PPP Round Two	1,216	$208,500,000	(605)	($95,900,000)	611	$112,600,000
Totals	3,387	$761,600,000	(2,754)	($645,900,000)	633	$115,700,000

		PPP ROUND ONE		PPP ROUND TWO
NET FEE INCOME ACCRETION				
2nd Quarter 2020	$	2,700,000	$	0
3rd Quarter 2020	$	3,000,000	$	0
4th Quarter 2020	$	5,400,000	$	0
1st Quarter 2021	$	2,400,000	$	400,000
2nd Quarter 2021	$	1,100,000	$	1,800,000
3rd Quarter 2021	$	200,000	$	2,600,000
Remaining as of September 30, 2021	$	<100,000	$	3,300,000

Consolidated Reports of Income
Unaudited

Mercantile Bank Corporation

		Three Months Ended		Three Months Ended		Nine Months Ended		Nine Months Ended
		Sept. 30, 2021		Sept. 30, 2020		Sept. 30, 2021		Sept. 30, 2020
Net Income:	$	15,051,000	$	10,686,000	$	47,382,000	$	30,056,000
Basic earnings per share	$	0.95		0.66		2.95		1.85
Diluted earnings per share	$	0.95		0.66		2.95		1.85
Average basic shares outstanding		15,859,955		16,233,196		16,084,806		16,265,208
Average diluted shares outstanding		15,860,314		16,233,666		16,085,274		16,265,986

Consolidated Reports of Income
Unaudited

Mercantile Bank Corporation

	Three Months Ended Sept. 30, 2021	Three Months Ended Sept. 30, 2020	Nine Months Ended Sept. 30, 2021	Nine Months Ended Sept. 30, 2020
INTEREST INCOME				
Loans, including fees	$ 33,656,000	$ 33,664,000	$ 100,430,000	$ 101,428,000
Investment securities	1,941,000	1,788,000	5,375,000	8,554,000
Other interest-earning assets	291,000	142,000	642,000	711,000
Total interest income	35,888,000	35,594,000	106,447,000	110,693,000
INTEREST EXPENSE				
Deposits	2,184,000	3,466,000	7,247,000	11,808,000
Short-term borrowings	46,000	38,000	122,000	132,000
Federal Home Loan Bank advances	2,072,000	2,072,000	6,149,000	6,499,000
Other borrowed money	462,000	509,000	1,401,000	1,857,000
Total interest expense	4,764,000	6,085,000	14,919,000	20,296,000
Net interest income	31,124,000	29,509,000	91,528,000	90,397,000
Provision for loan losses	1,900,000	3,200,000	(900,000)	11,550,000
Net interest income after provision for loan losses	29,224,000	$ 26,309,000	$ 92,428,000	$ 78,847,000

Consolidated Reports of Income

Unaudited

Mercantile Bank Corporation

	Three Months Ended Sept. 30, 2021	Three Months Ended Sept. 30, 2020	Nine Months Ended Sept. 30, 2021	Nine Months Ended Sept. 30, 2020
NONINTEREST INCOME				
Service charges on accounts	$ 1,324,000	$ 1,135,000	$ 3,687,000	$ 3,401,000
Mortgage banking income	6,554,000	9,479,000	23,049,000	19,746,000
Credit and debit card income	1,947,000	1,636,000	5,545,000	4,371,000
Interest rate swap income	3,938,000	0	6,086,000	0
Payroll services	412,000	399,000	1,374,000	1,346,000
Earnings on bank owned life insurance	298,000	290,000	872,000	933,000
Gain on sale of branch	0	0	1,058,000	0
Other income	1,095,000	368,000	1,916,000	1,042,000
Total noninterest income	$ 15,568,000	$ 13,307,000	$ 43,587,000	$ 30,839,000

Consolidated Reports of Income

Unaudited

Mercantile Bank Corporation

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	Sept. 30, 2021	Sept. 30, 2020	Sept. 30, 2021	Sept. 30, 2020
NONINTEREST EXPENSE				
Salaries and benefits	$ 15,975,000	$ 16,734,000	$ 47,255,000	$ 44,388,000
Occupancy	2,030,000	2,023,000	6,021,000	5,944,000
Furniture and equipment	929,000	871,000	2,719,000	2,500,000
Data processing costs	2,746,000	2,676,000	8,138,000	7,793,000
Other expense	4,530,000	4,119,000	13,386,000	11,954,000
Total noninterest expense	26,210,000	26,423,000	77,519,000	72,579,000
Income before federal income tax expense	18,582,000	13,193,000	58,496,000	37,107,000
Federal income tax expense	3,531,000	2,507,000	11,114,000	7,051,000
Net Income	$ 15,051,000	$ 10,686,000	$ 47,382,000	$ 30,056,000

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

	Quarterly				
	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
YIELD ON ASSETS / COST OF FUNDS					
Yield on loans	4.07%	3.99%	4.03%	4.34%	4.03%
Yield on securities	1.46%	1.54%	1.61%	1.69%	2.26%
Yield on other interest-earning assets	0.16%	0.12%	0.11%	0.12%	0.12%
Yield on total earning assets	3.13%	3.20%	3.26%	3.55%	3.45%
Yield on total assets	2.94%	3.02%	3.09%	3.35%	3.25%
Cost of deposits	0.23%	0.25%	0.31%	0.37%	0.41%
Cost of borrowed funds	1.67%	1.73%	1.78%	1.75%	1.78%
Cost of interest-bearing liabilities	0.69%	0.74%	0.82%	0.91%	0.99%
Cost of funds *(total earning assets)*	0.42%	0.44%	0.49%	0.55%	0.59%
Cost of funds *(total assets)*	0.39%	0.41%	0.47%	0.51%	0.56%
Net interest margin *(fully tax-equivalent)*	2.71%	2.76%	2.77%	3.00%	2.86%

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
MORTGAGE BANKING ACTIVITY						
Total mortgage loans originated	$	259,500	237,300	245,200	218,900	237,200
Purchase mortgage loans originated	$	143,600	144,500	81,500	99,500	93,100
Refinance mortgage loans originated	$	115,900	92,800	163,700	119,400	144,100
Total saleable mortgage loans	$	177,800	140,500	195,700	159,900	191,300
Income on sale of mortgage loans	$	6,700	7,700	9,200	9,500	10,200

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
ASSET QUALITY						
Gross loan charge-offs	$	744	68	53	340	124
Recoveries	$	354	386	481	234	250
Net loan charge-offs (recoveries)	$	390	(318)	(428)	106	(126)
Net loan charge-offs to average loans		0.05%	(0.04%)	(0.05%)	0.01%	(0.02%)
Provision for loan losses	$	1,900	(3,100)	300	2,500	3,200
Allowance for loan losses	$	37,400	35,900	38,700	38,000	35,600
Allowance to loans		1.13%	1.11%	1.15%	1.19%	1.06%
Allowance to loans excluding PPP loans		1.17%	1.20%	1.33%	1.33%	1.27%
Nonperforming loans	$	2,800	2,700	2,800	3,400	4,100
Other real estate/repossessed assets	$	100	400	400	700	500
Nonperforming loans to total loans		0.08%	0.08%	0.08%	0.11%	0.12%
Nonperforming assets to total assets		0.06%	0.07%	0.07%	0.09%	0.11%

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
NONPERFORMING ASSETS - RECONCILIATION						
Beginning balance	$	3,100	3,200	4,100	4,700	3,400
Additions	$	400	500	100	1,000	1,600
Return to performing status	$	0	0	(100)	0	(100)
Principal payments	$	(300)	(500)	(600)	(1,100)	(200)
Sale proceeds	$	(200)	0	(100)	(200)	0
Loan charge-offs	$	0	(100)	0	(300)	0
Valuation write-downs	$	(100)	0	(200)	0	0
Ending balance	$	2,900	3,100	3,200	4,100	4,700

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
CAPITAL						
Tangible equity to tangible assets		8.17%	8.51%	8.36%	8.89%	8.69%
Tier 1 leverage capital ratio		9.33%	9.47%	9.67%	9.77%	9.80%
Common equity risk-based capital ratio		10.34%	10.87%	11.11%	11.34%	11.37%
Tier 1 risk-based capital ratio		11.53%	12.11%	12.41%	12.68%	12.74%
Total risk-based capital ratio		12.47%	13.09%	13.51%	13.80%	13.82%
Tier 1 capital	$	448,000	445,400	437,600	430,100	420,200
Tier 1 plus tier 2 capital	$	484,600	481,300	476,500	468,100	455,800
Total risk-weighted assets	$	3,885,000	3,677,200	3,526,200	3,391,600	3,298,000
Book value per common share	$	28.78	28.23	27.21	27.04	26.59
Tangible book value per common share	$	25.53	25.03	24.02	23.86	23.37
Cash dividend per common share	$	0.30	0.29	0.29	0.28	0.28